UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT: May 10, 2005             COMMISSION FILE NO. 0-22810
         (Date of earliest event reported)


                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                 DELAWARE                                      03-0311630
     (State or other jurisdiction of                        (I.R.S. Employer
      incorporation or organization)                        Identification No.)



              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of Principal Executive Offices)

         Registrant's Telephone No., including area code: (856) 778-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

                  On May 10, 2005, Mace Security International, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

         Financial Statements and Exhibits.


Item 9.01         Financial Statements and Exhibits

                  (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

         99.1 Press Release issued by Mace Security International, Inc. dated May 10, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MACE SECURITY INTERNATIONAL, INC.

                                     By: /s/ Gregory M. Krzemien
                                         -----------------------
                                         Gregory M. Krzemien
                                         Chief Financial Officer and Treasurer


Date:    May 10, 2005

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by Mace Security International, Inc.
                  dated May 10, 2005.